UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 02, 2022

Adicet Bio, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-38359	81-3305277
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 Berkeley Street, 19th Floor
Boston, Massachusetts		02116
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (650) 503-9095

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	ACET	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On December 2, 2022 (the “Effective Date”), Adicet Therapeutics, Inc. (the “Subsidiary”), a Delaware corporation and wholly-owned subsidiary of Adicet Bio, Inc. (the “Guarantor”, and together with the Subsidiary, the “Company”), and Pacific Western Bank (“PacWest”) entered into a Fifth Amendment (the “Amendment”) to that certain Loan and Security Agreement, dated April 28, 2020, by and among the Subsidiary and PacWest (the “Agreement”). Pursuant to the Agreement, PacWest will provide one or more term loans (each a “Term Loan” and collectively the “Term Loans”), as well as non-formula ancillary services.

The Amendment extends the drawdown period for any Term Loan by one year from April 19, 2023 to April 19, 2024. In addition, pursuant to the Amendment, if the Company receives at least $60,000,000 from the sale or issuance of its equity securities and/or up-front cash payments from strategic partnerships other than payments from Regeneron Pharmaceuticals, Inc. on or before September 30, 2023, then the Interest Only End Date (as defined in the Amendment) will be extended another six months from April 19, 2024 to October 19, 2024.

Furthermore, the Amendment extends the final maturity date of any Term Loan by one year from October 19, 2025 to October 19, 2026, and the maturity date of non-formula ancillary services to November 30, 2023. Pursuant to the Agreement, the Company must maintain the lesser of (i) $200,000,000 or (ii) 70% of the Company’s combined balances in demand deposit accounts, money market accounts, and/or insured cash sweep accounts with PacWest.

On the Effective Date, the Guarantor also executed an affirmation of guarantee pursuant to which the Company affirmed the prior guaranty and security interest in substantially all of its assets other than the Company’s intellectual property granted to PacWest on September 15, 2020.

The foregoing description of the Amendment is qualified in its entirety by reference to the full text of the agreement, which is attached to this report as Exhibits 10.1 and incorporated by reference in this Item 1.01.

Item 9.01 Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1	Fifth Amendment to Loan and Security Agreement, dated December 2, 2022.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADICET BIO, INC.

Date: December 8, 2022	By:	/s/ Nick Harvey
	Name:	Nick Harvey
	Title:	Chief Financial Officer